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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                    13-5160382
(State of incorporation                     (I.R.S. employer
if not a U.S. national bank)                identification no.)

One Wall Street, New York, N.Y.             10286
(Address of principal executive offices)    (Zip code)

                             AMES TRUE TEMPER, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                    22-2335400
(State or other jurisdiction of             (I.R.S. employer identification no.)
incorporation or organization)

465 Railroad Avenue                         17011
Camp Hill, PA                               (Zip code)
(Address of principal executive offices)

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                     10% Senior Subordinated Notes Due 2012
                       (Title of the indenture securities)

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1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A)   NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH
           IT IS SUBJECT.

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                         Name                   Address
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Superintendent of Banks of the State of New York       2 Rector Street
                                                       New York, N.Y.  10006
                                                       and Albany, N.Y.  12203

Federal Reserve Bank of New York                       33 Liberty Plaza, New York, N.Y.  10045

Federal Deposit Insurance Corporation                  Washington, D.C.  20429

New York Clearing House Association                    New York, N. Y.  10005

(B)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
AFFILIATION.

         None.

3.       LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION,
         ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO
         RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17
         C.F.R. 229.10(D).

                    1.     A copy of the Organization Certificate of The Bank of
                           New York (formerly Irving Trust Company) as now in
                           effect, which contains the authority to commence
                           business and a grant of powers to exercise corporate
                           trust powers. (Exhibit 1 to Amendment No. 1 to Form
                           T-1 filed with Registration Statement No. 33-6215,
                           Exhibits 1a and 1b to Form T-1 filed with
                           Registration Statement No. 33-21672 and Exhibit 1 to
                           Form T-1 filed with Registration Statement No.
                           33-29637.)

                    2.     A copy of the existing By-laws of the Trustee.
                           (Exhibit 4 to Form T-1 filed with Registration
                           Statement No. 33-31019.)

                    3.     The consent of the Trustee required by Section 321(b)
                           of the Act. (Exhibit 6 to Form T-1 filed with
                           Amendment No. 2 to Registration Statement No.
                           333-109133.)

                    4.     A copy of the latest report of condition of the
                           Trustee published pursuant to law or to the
                           requirements of its supervising or examining
                           authority.
                                      -2-

                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New
York, a corporation organized and existing under the laws of the State of New
York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and
State of New York, on the [ ]th day of August, 2004.

                                                     THE BANK OF NEW YORK

                                                     By:  /s/ VAN BROWN
                                                        -----------------------
                                                          Name: VAN BROWN
                                                          Title: VICE PRESIDENT

                                      -3-

                                                                       EXHIBIT 7
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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 2004, published in accordance with a call made by the Federal Reserve Bank of this
District pursuant to the provisions of the Federal Reserve Act.

                                                                                                   Dollar Amounts
                                                                                                    In Thousands

ASSETS
Cash and balances due from depository institutions:
     Noninterest-bearing balances and currency and coin.......................................         2,589,012
     Interest-bearing balances................................................................         8,872,373
Securities:
     Held-to-maturity securities..............................................................         1,382,393
     Available-for-sale securities............................................................        21,582,893
Federal funds sold and securities purchased under agreements to resell:
     Federal funds sold in domestic offices...................................................           792,900
     Securities purchased under agreements to resell..........................................           932,155
Loans and lease financing receivables:
     Loans and leases held for sale...........................................................           555,415
     Loans and leases, net of unearned income.................................................        36,884,850
     LESS:  Allowance for loan and lease losses...............................................           628,457
     Loans and leases, net of unearned income and allowance...................................        36,256,393
Trading assets................................................................................         3,654,160
Premises and fixed assets (including capitalized leases)......................................           929,969
Other real estate owned.......................................................................               319
Investments in unconsolidated subsidiaries and associated companies...........................           247,156
Customers' liability to this bank on acceptances outstanding..................................           215,581
Intangible assets:
     Goodwill.................................................................................         2,687,623
     Other intangible assets..................................................................           752,283
Other assets..................................................................................         7,905,137
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Total assets..................................................................................       $89,355,762
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LIABILITIES
Deposits:
     In domestic offices......................................................................        33,940,195
     Noninterest-bearing......................................................................        13,973,047
       Interest-bearing.......................................................................        19,967,148
       In foreign offices, Edge and Agreement subsidiaries, and IBFs..........................        22,717,175
       Noninterest-bearing....................................................................           447,242
       Interest-bearing.......................................................................        22,269,933

Federal funds purchased and securities sold under agreements to repurchase:
       Federal funds purchased in domestic offices............................................           442,904
       Securities sold under agreements to repurchase.........................................           671,802
Trading liabilities...........................................................................         2,452,604
Other borrowed money (includes mortgage indebtedness and obligations under
       capitalized leases)....................................................................        10,779,148
Bank's liability on acceptances executed and outstanding......................................           217,705
Subordinated notes and debentures.............................................................         2,390,000
Other liabilities.............................................................................         7,230,967
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Total liabilities.............................................................................       $80,842,500
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Minority interest in consolidated subsidiaries................................................           141,523
EQUITY CAPITAL
Perpetual preferred stock and related surplus.................................................                 0
Common stock..................................................................................         1,135,284
Surplus (exclude all surplus related to preferred stock)......................................         2,080,657
     Retained earnings........................................................................         5,021,014
     Accumulated other comprehensive income...................................................           134,784
Other equity capital components...............................................................                 0
Total equity capital..........................................................................         8,371,739
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Total liabilities, minority interest, and equity capital...............................              $89,355,762
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I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi
Gerald L. Hassell
Alan R. Griffith                                                   Directors